UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    February 24, 2005

ZENITH NATIONAL INSURANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The employment agreement dated January 5, 1998 between Zenith National Insurance Corp. (the “Company”) and John J. Tickner, an Executive Officer, who serves as Senior Vice President and Secretary, will expire by its terms on March 1, 2005.

At that time, Mr. Tickner will become an at-will employee continuing at his present annual salary of $447,589 plus applicable insurance benefits and participation in the Company-sponsored 401(k) plan, but excluding bonus eligibility.  The Company and Mr. Tickner have agreed that the at-will employment arrangement with Mr. Tickner will end on March 31, 2005, as will his status as an Executive Officer of the Company.

On April 1, 2005, pursuant to a consulting agreement (the “Consulting Agreement”) entered into on February 24, 2005, by and between Mr. Tickner and the Company, Mr. Tickner will begin providing certain consulting services to the Company for four years as an independent contractor.  Under the Consulting Agreement Mr. Tickner will provide no more than 240 hours of consulting services per calendar quarter from April 1, 2005 through March 31, 2007 at a fee of $21,666.67 per month and no more than 120 hours of consulting services per calendar quarter from April 1, 2007 through March 31, 2009 at a fee of $10,833.33 per month.  A copy of the Consulting Agreement is attached to this current report as Exhibit 10.1 and it is incorporated herein by reference.

Also, on February 24, 2005, the Company and Mr. Tickner entered into amendments to his Restricted Stock Award Agreements dated as of May 26, 2004 and as of December 2, 2004, covering 5,000 shares and 2,000 shares, respectively, of restricted Company Common Stock awarded to him.  Each of the amendments provides for the continued vesting of his restricted Company Common Stock in accordance with the existing vesting schedule of the respective Restricted Stock Award Agreement after Mr. Tickner ceases being an employee if and so long as he is providing services to the Company under the Consulting Agreement.  The amendments further provide that if the Company terminates the Consulting Agreement without cause (as defined in the Consulting Agreement), all of Mr. Tickner’s then unvested shares of restricted Company Common Stock will, at that time, become vested.  Copies of the amendments are attached to this current report as Exhibit 10.2 and Exhibit 10.3 and each of them is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits

        The following exhibits are filed as part of this current report:

Number	Exhibit
10.1	Consulting Agreement executed February 24, 2005 by and between Zenith National Insurance Corp. and John J. Tickner

10.2	Amendment No.1 dated February 24, 2005 to Restricted Stock Award Agreement dated as of May 26, 2004 between Zenith National Insurance Corp. and John J. Tickner

10.3	Amendment No.1 dated February 24, 2005 to Restricted Stock Award Agreement dated as of December 2, 2004 between Zenith National Insurance Corp. and John J. Tickner

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	February 24, 2005	By:	/s/ William J. Owen
Name: William J. Owen
Title: Senior Vice President and Chief Financial Officer

Index to Exhibits

Number	Exhibit
10.1	Consulting Agreement executed February 24, 2005 by and between Zenith National Insurance Corp. and John J. Tickner

10.2	Amendment No.1 dated February 24, 2005 to Restricted Stock Award Agreement dated as of May 26, 2004 between Zenith National Insurance Corp. and John J. Tickner

10.3	Amendment No.1 dated February 24, 2005 to Restricted Stock Award Agreement dated as of December 2, 2004 between Zenith National Insurance Corp. and John J. Tickner